UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 28, 2006

Date of Report (date of earliest event reported)

FOXHOLLOW TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50998	94-3252085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Bay Road

Redwood City, California 94063-2469

(Address of principal executive offices)

(650) 421-8400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 28, 2006, our Board of Directors approved paying to each of our non-employee directors an annual retainer of $20,000 in consideration for his or her services to the company. On May 3, 2006, our Board of Directors approved paying these annual retainers in either cash or stock at the election of each of our non-employee directors. Any annual retainers paid in stock will be paid on a quarterly basis on the last day of the second month of each quarter. If a director elects to receive his or her annual retainer in stock, we will issue shares of stock under our 2004 Equity Incentive Plan in an amount equal to the dollar amount of the annual retainer payable for such quarter divided by the closing sales price reported on the Nasdaq Stock Market for our common stock on the last day of the second month of such quarter.

Item 2.02. Results of Operations and Financial Condition.

On May 4, 2006, we are issuing a press release and holding a conference call regarding our financial results for the first quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

We make reference to non-GAAP financial information in both the press release and the conference call. Specifically, among other non-GAAP measures, we have provided net income excluding non-cash, stock-based compensation expense.

Net income excluding stock-based compensation expense is a non-GAAP financial measure. This measure provides an indication of our performance before certain charges that are considered by management to be outside of our core operating results. In addition, net income excluding stock-based compensation expense is among the primary indicators our management uses as a basis for planning and forecasting of future periods. The presentation of this additional information should not be considered in isolation or as a substitute for net income prepared in accordance with generally accepted accounting principles.

Item 8.01. Other Events.

Ryan Drant, one of our Class II directors, has informed the company that he will not stand for re-election at our 2006 Annual Meeting of Stockholders, and will resign from this position effective June 27, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of FoxHollow Technologies, Inc. dated as of May 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXHOLLOW TECHNOLOGIES, INC.

Date: May 4, 2006	By:	/s/ Matthew B. Ferguson
Matthew B. Ferguson
Chief Financial Officer